[Pioneer Logo]

PIONEER INDEPENDENCE FUND


[Graphic of the Head and Torch of the Statue of Liberty in Profile]


                                                               -----------------
                                                                   Annual Report
                                                               December 31, 1998
                                                               -----------------

                                                      PIONEER INDEPENDENCE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents

Letter from the Chairman                       1

Portfolio Management Discussion                2

Portfolio and Performance Update               4

Schedule of Investments                        5

Financial Statements                           9

Notes to Financial Statements                 13

Report of Independent Public Accountants      15

                                                      PIONEER INDEPENDENCE FUND
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------


Dear Shareowner,

I am pleased to introduce this report to shareowners of Pioneer Independence Fund. This report covers the period from the Fund's inception on March 16, through the end of its fiscal year on December 31, 1998. On behalf of all of us at Pioneer, I thank you for your interest.

Before moving on to review the stock markets, I'd like to announce a recent addition to the Fund's management team. We are pleased that Pioneer's Chief Investment Officer, Theresa Hamacher, has joined David Tripple as a leader of the Fund's investment management team. Theresa brings 14 years of investment experience to the team. In September, Mr. Tripple was promoted to President of Pioneer Investment Management, Inc.

Overall, 1998 proved to be another eventful year for stock investors. The U.S. stock market, as measured by the Standard & Poor's 500 Index, flourished through mid-July, as the U.S. economy continued to grow at a solid pace and inflation remained low. Stocks around the globe tumbled in the summer amid concerns about the global economy. In the fall, the bad news seemed to dissipate and the S&P 500 resumed a record-setting pace. Unfortunately, small- and mid-sized companies, which make up a sizeable portion of your Fund's portfolio, did not keep up with the larger company stocks, and often showed losses for the year.

I would caution against putting too much emphasis on short-term results. Pioneer Independence Fund was created for investors with a long-term investment horizon. Your investment management team uses Pioneer's full range of fundamental research when selecting stocks for the Fund. They evaluate each stock by analyzing the company's balance sheet and income statement, growth potential, management quality and stock price in relation to its assets and earning power. Here, they too, are looking for long-term potential.

We encourage you to have a financial plan with a mix of stock funds, bond funds and money market investments that suits your risk tolerance, since returns on different asset classes often vary considerably. If you don't have a plan, or haven't rebalanced your portfolio in some time, we suggest that you meet with your investment professional to discuss your financial options.

I encourage you to read on to learn more about Pioneer Independence Fund. If you have questions about your investment, please contact your investment professional.

Respectfully,

/s/ John F. Cogan, Jr.
-------------------------------
John F. Cogan, Jr.
Chairman and President

                                                      PIONEER INDEPENDENCE FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

[Begin Sidebar]

The Fund's investment adviser, Pioneer Investment
Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctu-ate so that your investment, when redeemed, may be worthmore or less than the original cost.

[End Sidebar]


We thank you for the opportunity to present a review of Pioneer Independence Fund's progress over its first nine months. It was an exciting and volatile time to launch a new investment vehicle, both "the best of times and the worst of times," to paraphrase Charles Dickens.

Reflecting on 1998

Looking around the world, we saw boom economic times in the United States, near-depressions in Japan and Asia's emerging markets, while Europe joined together to form a single currency - the euro. Here in the United States, the stock market's worst decline in almost 10 years was immediately followed by one of the most explosive rallies since World War II. And, though the major U.S. market averages showed gains for the year (the Dow Jones Industrial Average rose over 1,000 points, for example), many stocks - particularly smaller ones - suffered significant losses.

Pioneer Independence Fund opened on March 16, 1998, and by the end of the year assets had grown to $3.3 million. From March 31 to December 31, the Fund posted a total return of -3.07% at net asset value. That decline is a disappointment to us, since it trails the 12.04% return of the Russell 1000 Index for the same period. (The Russell 1000 measures the performance of the largest 1000 stocks in the U.S. market; it is a broader measure than the Standard & Poor's 500 Index.)

We believe the Fund's performance resulted from unusual factors related to its startup and market conditions. The Fund's rapid growth took place mostly between April and June, when stock prices were rising steadily. While we were careful to invest new money quickly, inflows still kept cash higher than we would have liked and diluted performance. Now, because the Fund has a larger asset base, cash inflows have less of an impact.

Our Investment Approach

As you know, the Fund's objective is to grow your capital by investing in stocks that represent the very best ideas of Pioneer's investment team. These may be established holdings in our other mutual funds, or new ideas that look particularly compelling right now. Portfolio managers and analysts recommend stocks to buy and sell; we monitor the Fund's overall positioning, including exposure to various segments of the market and the total level of risk.

You should expect the Fund's portfolio to include stocks from the two major styles of investing - value and growth. Value investors look for stocks whose share prices are low in relation to their potential earnings. Growth-oriented investors concentrate on companies with rapidly growing businesses, and pay less attention to the purchase price. You should also see small- and mid-sized stocks, as well as those of larger, blue chip companies. We will also include international stocks, but only to a limited extent.

Our willingness to hold smaller company stocks was the second major factor influencing performance last year. The 1998 market was dominated by a relatively limited number of stocks - mostly very large companies. The statistic that best illustrates this phenomenon is that, according to Morgan Stanley, the largest 20% of the stocks in the S&P 500 generated 85% of its return last year.

This theme played out in the Fund too, as the larger stocks in the portfolio performed best. These include McDonald's, a stock well-liked by both our growth and value analysts, and McGraw-Hill, a beneficiary of the booming information age. Unfortunately, the Fund's smaller, value-oriented holdings also mirrored the market. In addition, falling oil prices hurt holdings in the energy area.

                                                      PIONEER INDEPENDENCE FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

Looking Ahead

In 1998, markets showed "the best of times and the worst of times," bringing ever-wider differentials between the best and the worst performing stocks. We believe the next few years will bring a return to "average times," with those differences gradually closing.

Recently, we've begun placing more emphasis on the types of stocks that were so out of favor last year, especially mid-sized value companies. For example, we added aluminum and paper producers to the portfolio. After years of falling commodity prices, companies in these industries have begun to close factories, which bodes well for future price increases. Aluminum Company of America and Temple-Inland are new purchases in these groups.

We're also being cautious in the sectors that have seen the greatest gains in the last few months. In technology and healthcare, we are maintaining a lower-than-average exposure and are emphasizing companies that represent good value. For example, the Fund's largest technology holding is Compaq, the computer manufacturer. Compaq's business was recovering from an inventory overhang, and we believed the stock was a good value. While we think the internet will continue to change the way the world communicates, we have not been a buyer of the high-flying stocks in this group - we prefer companies with earnings. But we are interested in those that supply the computers and phone lines that make the internet work.

For international stocks, now about 11% of equity holdings, our focus is on large multinational corporations and Canadian stocks. You may recognize some of these, such as telecommunications giant Nokia (Finland) and software company, SAP (Germany).

We believe the portfolio is well-positioned for the year to come. On behalf of the entire team of portfolio managers and analysts who contribute to the Fund, we'd like to thank you for your interest.

Respectfully,

/s/ David D. Tripple                      /s/ Theresa A. Hamacher
-------------------------------           ------------------------------------
David D. Tripple                          Theresa A. Hamacher
Portfolio Manger                          Portfolio Manager

                                                      PIONEER INDEPENDENCE FUND
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/98
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)


[Begin Pie Chart]

U.S. Common Stocks 89%
Depositary Receipts for International Stocks 8%
International Common Stocks  3%

[End Pie Chart]


Sector Diversification
(As a percentage of equity holdings}


[Begin Pie Chart]

Technology 15%
Financial  14%
Consumer Staples 13%
Consumer Cyclicals 13%
Basic Materials 13%
Capital Goods 8%
Healthcare 6%
Energy 6%
Utilities 5%
Other 7%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

McDonald's Corp.                     2.36%

Berkshire Hathaway Inc. (Class B)    2.28

McGraw-Hill Co., Inc.                2.20

Compaq Computer Corp.                2.20

Infinity Broadcasting Corp.          2.11

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                  12/31/98   3/16/98
Net Asset Value per Share         $9.63      $10.00

Distributions per Share           Income      Short-Term      Long-Term
(3/16/98 - 12/31/98)              Dividends   Capital Gains   Capital Gains
                                  $0.089          --              --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Independence Fund, compared to the growth of the Russell 1000 Index.


[Begin Line Chart]

             Pioneer Independence Fund*   Russell 1000 Index
             -------------------------    ------------------
 3/98                $10,000                   $10,000
                      10,249                    10,103
                      10,000                     9,884
 6/98                  9,900                    10,250
                       9,202                    10,127
                       7,836                     8,613
 9/98                  8,126                     9,193
                       8,853                     9,919
                       9,182                    10,533
12/98                  9,693                    11,204

[End Line Chart]


Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.


[Begin Sidebar]

Total Return
(As of December 31, 1998)
----------------------------
 Net Asset Value*
----------------------------

Period
Life-of-Fund        -2.78%
(3/16/98)


Returns assume reinvestment of distributions at net asset value.

*  Reflects Fund performance only, at net
   asset value. Does not reflect Creation
   and Sales Charges applicable to
   purchases of Fund shares through Pioneer
   Independence Plans, which vary as
   discussed in the Plans' prospectus. For
   the first 12 investments, these charges
   can amount to 50% of the total amount
   invested. Total return would be reduced
   if these charges were taken into
   account.

[End Sidebar]


4 Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Pioneer Independence Fund
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

 Shares                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 100%
           BASIC MATERIALS - 13.4%
           Agricultural Products - 1.6%
 1,900     Pioneer Hi-Bred International, Inc.            $ 51,300
                                                          --------
           Aluminum - 1.6%
   700     Aluminum Company of America                    $ 52,194
                                                          --------
           Chemicals (Diversified) - 3.7%
   600     Henkel KGaA (A.D.R.)                           $ 53,100
 1,400     Monsanto Co.                                     66,500
                                                          --------
                                                          $119,600
                                                          --------
           Chemicals (Specialty) - 1.6%
 1,300     Minerals Technologies, Inc.                    $ 53,219
                                                          --------
           Containers & Packaging (Paper) - 2.0%
 1,100     Temple-Inland Inc.                             $ 65,244
                                                          --------
           Gold & Precious Metals Mining - 1.3%
 3,300     De Beers Consolidated Mines Ltd. (A.D.R.)      $ 42,075
                                                          --------
           Metals Mining - 1.6%
 3,600     Usec Inc.                                      $ 49,950
                                                          --------
            TOTAL BASIC MATERIALS                         $433,582
                                                          --------
           CAPITAL GOODS - 7.6%
           Aerospace - 1.8%
 1,100     Gulfstream Aerospace Corp.*                    $ 58,575
                                                          --------
           Machinery (Diversified) - 1.2%
 4,900     Siebe Plc (A.D.R.)*                            $ 39,200
                                                          --------
           Manufacturing (Specialized) - 2.0%
 1,300     Sealed Air Corp.*                              $ 66,381
                                                          --------
           Office Equipment & Supplies - 2.6%
 2,800     Anacomp, Inc.*                                 $ 52,150
 2,400     Nashua Corp.*                                    31,950
                                                          --------
                                                          $ 84,100
                                                          --------
            TOTAL CAPITAL GOODS                           $248,256
                                                          --------
           COMMUNICATION SERVICES - 4.0%
           Telephone - 4.0%
 1,100     Alltel Corp.                                   $ 65,794
 1,200     Bell Atlantic Corp.                              63,600
                                                          --------
            TOTAL COMMUNICATION SERVICES                  $129,394
                                                          --------
           CONSUMER CYCLICALS - 12.6%
           Auto Parts & Equipment - 1.4%
   800     TRW Inc.                                       $ 44,950
                                                          --------
           Foods - 1.6%
 2,400     Tyson Foods Inc.                               $ 51,000
                                                          --------
           Household Furnishings & Appliances - 1.9%
 1,000     Maytag Corp.                                   $ 62,250
                                                          --------
           Leisure Time (Products) - 1.9%
 3,800     Huffy Corp.                                    $ 62,700
                                                          --------
           Publishing - 2.2%
   700     McGraw-Hill Co., Inc.                          $ 71,312
                                                          --------
           Retail (General Merchandise) - 2.0%
 1,200     Dayton Hudson Corp.                            $ 65,100
                                                          --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                        Value
--------------------------------------------------------------------------------
           Textiles (Apparel) - 1.6%
 1,600     Liz Claiborne, Inc.                              $ 50,500
                                                            --------
            TOTAL CONSUMER CYCLICALS                        $407,812
                                                            --------
           CONSUMER STAPLES - 13.3%
           Broadcasting (Cable/Television/Radio) - 2.1%
 2,500     Infinity Broadcasting Corp.*                     $ 68,438
                                                            --------
           Household Products (Non-Durables) - 1.7%
   600     Procter & Gamble Co.                             $ 54,787
                                                            --------
           Personal Care - 1.5%
 1,000     The Gillette Co.                                 $ 48,312
                                                            --------
           Restaurants - 4.3%
 4,000     Luby's Cafeterias Inc.                           $ 61,750
 1,000     McDonald's Corp.                                   76,625
                                                            --------
                                                            $138,375
                                                            --------
           Retail Stores (Food Chains) - 2.1%
 1,500     Winn-Dixie Stores, Inc.                          $ 67,312
                                                            --------
           Specialty Printing - 1.6%
 3,300     John H. Harland Co.                              $ 52,181
                                                            --------
            TOTAL CONSUMER STAPLES                          $429,405
                                                            --------
           ENERGY - 6.1%
           Oil (International Integrated) - 2.9%
 2,000     Conoco, Inc.*                                    $ 41,750
   600     Mobil Corp.                                        52,275
                                                            --------
                                                            $ 94,025
                                                            --------
           Oil & Gas (Production/Exploration) - 3.2%
 1,700     Anadarko Petroleum Corp.                         $ 52,487
 3,600     Plains Resources Inc.*                             50,625
                                                            --------
                                                            $103,112
                                                            --------
            TOTAL ENERGY                                    $197,137
                                                            --------
           FINANCIAL - 14.2%
           Banks (Money Centers) - 1.9%
 1,000     BankAmerica Corp.                                $ 60,125
                                                            --------
           Banks (Regional) - 1.8%
 2,500     North Fork Bancorporation, Inc.                  $ 59,844
                                                            --------
           Consumer Financial - 1.8%
 1,200     SLM Holdings Corp.                               $ 57,600
                                                            --------
           Financial (Diversified) - 1.5%
 2,000     Equity Office Properties Trust                   $ 48,000
                                                            --------
           Insurance (Life/Health) - 1.0%
 1,100     Conseco, Inc.                                    $ 33,619
                                                            --------
           Insurance (Property/Casualty) - 6.2%
   800     Excel Ltd.                                       $ 60,000
    32     Berkshire Hathaway, Inc. (Class B)*                74,025
   400     Progressive Corp.                                  67,750
                                                            --------
                                                            $201,775
                                                            --------
            TOTAL FINANCIAL                                 $460,963
                                                            --------
           HEALTHCARE - 6.1%
           Healthcare (Diversified) - 1.6%
   900     American Home Products Corp.                     $ 50,681
                                                            --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                            Value
--------------------------------------------------------------------------------
           HEALTHCARE (continued)
           Healthcare (Drugs/Major Pharmaceuticals) - 1.0%
    600    Schering-Plough Corp.                               $   33,150
                                                               ----------
           Healthcare (Managed Care) - 1.5%
  2,800    Humana Inc.*                                        $   49,875
                                                               ----------
           Healthcare (Medical Products/Supplies) - 2.0%
  1,200    Beckman Coulter Inc.                                $   65,100
                                                               ----------
            TOTAL HEALTHCARE                                   $  198,806
                                                               ----------
           TECHNOLOGY - 14.7%
           Communications Equipment - 2.3%
  1,100    Alcatel Alsthom SA (A.D.R.)                         $   26,881
    400    Nokia Corp. (A.D.R.)                                    48,175
                                                               ----------
                                                               $   75,056
                                                               ----------
           Computers (Hardware) - 3.3%
  1,700    Compaq Computer Corp.                               $   71,294
    500    Hewlett-Packard Co.                                     34,156
                                                               ----------
                                                               $  105,450
                                                               ----------
           Computers (Software & Services) - 4.4%
    500    Cadence Design Systems Inc.*                        $   14,875
  1,000    The Learning Co., Inc.*                                 25,938
  1,200    Oracle Corp.*                                           51,750
  1,400    SAP AG (A.D.R.)                                         50,488
                                                               ----------
                                                               $  143,051
                                                               ----------
           Electronics (Semiconductors) - 3.4%
  1,500    Etec Systems Inc.*                                  $   60,000
    600    Texas Instruments Inc.                                  51,338
                                                               ----------
                                                               $  111,338
                                                               ----------
           Photography/Imaging - 1.3%
    600    Eastman Kodak Co.                                   $   43,200
                                                               ----------
            TOTAL TECHNOLOGY                                   $  478,095
                                                               ----------
           TRANSPORTATION - 3.4%
           Railroads - 3.4%
  1,000    Canadian National Railway Co.                       $   51,875
  1,300    Union Pacific Corp.                                     58,581
                                                               ----------
            TOTAL TRANSPORTATION                               $  110,456
                                                               ----------
           UTILITIES - 4.6%
           Electric Companies - 1.7%
  2,000    Edison International Inc.                           $   55,750
                                                               ----------
           Natural Gas - 1.3%
  1,400    Williams Companies, Inc.                            $   43,663
                                                               ----------
           Water Utilities - 1.6%
  1,500    American Water Works Co., Inc.                      $   50,625
                                                               ----------
            TOTAL UTILITIES                                    $  150,038
                                                               ----------
            TOTAL INVESTMENT IN SECURITIES
 94,232      (Cost $3,011,424) (a) (b)                         $3,243,944
                                                               ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                                                                       Value
-------------------------------------------------------------------------------------------------------------------------
            *  Non-income producing security.
           (a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $3,011,424 was as follows:
               Aggregate gross unrealized gain for all investments in which there is an excess of
               value over cost                                                                             $325,161
               Aggregate gross unrealized gain for all investments in which there is an excess of tax
               cost over value                                                                              (92,641)
                                                                                                           --------
               Net unrealized gain                                                                         $232,520
                                                                                                           ========
           (b) At December 31, 1998, the Fund had a net capital loss carryforward of $49,000 which will expire in 2006 if not utilized.
               Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1998 aggregated $4,327,347 and $1,319,009 respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (cost $3,011,424)      $3,243,944
 Cash                                                          54,739
 Receivables -
  Investment securities sold                                   91,623
  Fund shares sold                                             42,681
  Dividends and interest                                        2,545
 Due from Pioneer Investment Management, Inc.                  41,534
 Organizational costs - net                                    48,223
 Other                                                          3,222
                                                           ----------
     Total assets                                          $3,528,511
                                                           ----------

Liabilities:
 Payables  -
  Investment securities purchased                          $  122,024
  Fund shares repurchased                                         243
  Dividends                                                     2,216
 Due to affiliates                                             13,113
 Accrued expenses                                              55,709
                                                           ----------
     Total liabilities                                     $  193,305
                                                           ----------

Net Assets:
 Paid-in capital                                           $3,151,686
 Accumulated net realized loss on investments                 (49,000)
 Net unrealized gain on investments                           232,520
                                                           ----------
     Total net assets                                      $3,335,206
                                                           ==========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $3,335,206/346,427 shares                       $     9.63
                                                           ==========



   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Statement of Operations
For the Period from March 16, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $128)          $14,263
 Interest                                                     1,409
                                                            -------
   Total investment income                                               $  15,672
                                                                         ---------

Expenses:
 Management fees                                            $ 8,494
 Transfer agent fees                                         27,027
 Distribution fees                                            2,832
 Accounting                                                  26,554
 Custodian fees                                              12,265
 Registration fees                                           12,760
 Professional fees                                           41,020
 Printing                                                    17,110
 Fees and expenses of nonaffiliated trustees                 16,300
 Organization costs                                          29,361
 Other                                                        3,317
                                                            -------
   Total expenses                                                        $ 197,040
   Less management fees waived and expenses reimbursed
    by Pioneer Investment Management, Inc.                                (177,898)
   Less fees paid indirectly                                                (2,153)
                                                                         ---------
   Net expenses                                                          $  16,989
                                                                         ---------
    Net investment loss                                                  $  (1,317)
                                                                         ---------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments                                        $ (49,000)
 Net unrealized gain on investments                                        232,520
                                                                         ---------
  Net increase in net assets resulting from operations                   $ 182,203
                                                                         =========



   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Statement of Changes in Net Assets
For the Period from March 16, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------

                                                                                         March 16, 1998 to
                                                                                         December 31, 1998
                                                                                        ------------------
From Operations:
 Net investment loss                                                                        $   (1,317)
 Net realized loss on investments                                                              (49,000)
 Net unrealized gain on investments                                                            232,520
                                                                                            ----------
  Net increase in net assets resulting from operations                                      $  182,203
                                                                                            ----------

DISTRIBUTIONS TO SHAREHOLDERS:
 In excess of net investment income ($0.09 per share)                                       $  (29,968)
                                                                                            ----------
 Total distributions to shareholders                                                        $  (29,968)
                                                                                            ----------

From Fund Share Transactions:                                           '98 Shares
                                                                        ----------
 Net proceeds from sale of shares                                         366,217           $3,350,061
 Reinvestment of distributions                                              2,994               27,752
 Cost of shares repurchased                                               (32,784)            (294,842)
                                                                          -------           ----------
  Net increase in net assets resulting from fund share transactions       336,427           $3,082,971
                                                                          =======           ----------
  Net increase in net assets                                                                $3,235,206

Net Assets:
 Beginning of period (initial capitalization - 10,000 shares)                                  100,000
                                                                                            ----------
 End of period (including accumulated undistributed net investment
  income of $0)                                                                             $3,335,206
                                                                                            ==========



   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                         March 16, 1998 to
                                                        December 31, 1998(a)
                                                        --------------------
Net asset value, beginning of period                          $ 10.00
                                                              -------
Net decrease from investment operations:
 Net investment loss                                          $ (0.01)
 Net realized and unrealized loss on investments                (0.27)
                                                              -------
Net decrease from investment operations                       $ (0.28)
Distributions to shareholders:
In excess of net investment income                              (0.09)
                                                              -------
Net decrease in net asset value                               $ (0.37)
                                                              -------
Net asset value, end of period                                $  9.63
                                                              =======
Total return*                                                   (2.78)%
Ratio of net expenses to average net assets                      1.68%**+
Ratio of net investment loss to average net assets              (0.30)%**+
Portfolio turnover rate                                           118%**
Net assets, end of period (in thousands)                      $ 3,335
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                   17.26%**
 Net investment loss                                           (15.88)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                    1.50%**
 Net investment loss                                            (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD). The Fund was organized on December 8, 1997 and commenced operations on March 16, 1998. Prior to March 16, 1998, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by PFD. The investment objective of the Fund is to seek capital appreciation.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

B. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 1998, the Fund has reclassified $31,285 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares - The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI).

D. Repurchase Agreement - With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Deferred Organization Costs - The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

2. Management Agreement - PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

     PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. PIM's agreement is temporary and voluntary and may be revised or terminated at any time.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent - Pioneering Services Corp. (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $11,997 in transfer agent fees payable to PSC at December 31, 1998.

4. Distribution Plan - The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $1,116 in distribution fees payable to PFD at December 31, 1998.

5. Expense Offsets - The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended December 31, 1998, the Fund's expenses were reduced by $2,153 under such arrangements.

Pioneer Independence Fund
Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of December 31, 1998, the results of its operations, the change in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 12, 1999

                           This page for your notes.

                           This page for your notes.

[Pioneer Logo]  PIONEER INDEPENDENCE FUND


Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Distributor
Pioneer Funds Distributor, Inc.

Independent Public Accountants
Arthur Andersen LLP

Legal Counsel
Hale and Dorr LLP


Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.






                                                                      0299-6094
                             [Copyright Symbol] Pioneer Funds Distributor, Inc.